As filed with the Securities and Exchange Commission on November 1, 2000


                                      Securities Act registration no. 33-23997
                                      Investment Company Act file no. 811-5602

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM N-1A


       REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            [X]
                   POST-EFFECTIVE AMENDMENT NO. 13                        [X]
                                      and



   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [X]
                           AMENDMENT NO. 15                               [X]


                              FASCIANO FUND, INC.
                                  (Registrant)

                       190 S. LaSalle Street, Suite 2800
                            Chicago, Illinois 60603

                        Telephone number:  312/444-6050


          Michael F. Fasciano                Alan P. Goldberg
          Fasciano Company, Inc.             Bell, Boyd & Lloyd LLC
          Suite 2800                         Suite 3200
          190 S. LaSalle Street              70 West Madison Street
          Chicago, Illinois  60603           Chicago, Illinois  60602
                              (Agents for service)


                 Amending Parts A, B and C and filing exhibits


               It is proposed that this filing will become effective:
     --X--     immediately upon filing pursuant to paragraph (b) of rule 485
     -----     on --------------- pursuant to paragraph (b) of  rule 485
     -----     60 days after filing pursuant to paragraph (a)(1) of rule 485(a)
     -----     on ---------------, pursuant to paragraph (a)(1) of rule 485(a)
     -----     75 days after filing pursuant to paragraph (a)(2) of rule 485
     -----     on --------------- pursuant to paragraph (a)(2) of rule 485

                                   PROSPECTUS
                              FASCIANO FUND, INC.

                           (FASCIANO FUND, INC. LOGO)


                               Chicago, Illinois
                                November 1, 2000

                                                                      PROSPECTUS


FASCIANO FUND, INC.
A No-Load Fund                                                November 1, 2000

                           (FASCIANO FUND, INC. LOGO)
                            190 South LaSalle Street
                                   Suite 2800
                            Chicago, Illinois 60603
                                 (312) 444-6050
                                 (800) 848-6050
                        Web Site: www.fascianofunds.com
                         E-mail: info@fascianofunds.com

                INVESTMENT OBJECTIVE:  LONG-TERM CAPITAL GROWTH
                           NO SALES OR 12B-1 CHARGES

   MINIMUM INVESTMENT                         PLANS AVAILABLE
   ------------------                         ---------------
 REGULAR AND ROTH IRA ACCOUNTS:          O INDIVIDUAL RETIREMENT ACCOUNT (IRA)
   Initial investment:  $1,000
   Subsequent investments:  $100         O ROTH IRA


 AUTOMATIC INVESTMENT PLAN:              O EDUCATION IRA:
   No initial investment required             Initial Investment: $500
   Each automatic investment:  $50
                                         O SEP-IRA


 SYSTEMATIC WITHDRAWAL PLAN              O SIMPLE IRA

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                     Page
                                                                     ----

INVESTMENTS, RISKS AND PERFORMANCE                                     1
MORE INFORMATION ON THE FUND'S INVESTMENT OBJECTIVES AND STRATEGIES    3
INVESTMENT RISKS                                                       3
PURCHASING SHARES                                                      4
REDEEMING SHARES                                                       6
ACCOUNT REGISTRATION                                                   8
IRA PLANS                                                              8
MANAGEMENT OF THE FUND                                                 9
DIVIDENDS AND DISTRIBUTIONS                                           10
TAXATION                                                              10
FINANCIAL HIGHLIGHTS                                                  12

                       INVESTMENTS, RISKS AND PERFORMANCE

WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND WHAT ARE ITS PRINCIPAL STRATEGIES?

 OBJECTIVE. The primary investment objective of the Fund is long-term capital growth.

 PRINCIPAL STRATEGIES. The Fund invests primarily in the common stocks of smaller companies with market capitalizations of less than $2.0 billion. The Fund's investment adviser, Fasciano Company, Inc. (the "Adviser"), looks for companies with:

 o strong business franchises that are likely to sustain long-term rates of earnings growth for a three to five year time horizon, and


 o stock prices that the market has undervalued relative to the value of similar companies and that offer excellent potential to appreciate over a three to five year time horizon.


WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

 Your investment in the Fund is subject to market risk and you can lose money by investing in the Fund if:

 o   The stock market goes down, or

 o The common stocks the Adviser selects for the Fund do not perform as the Adviser expected.

 In addition, the smaller companies that the Fund tends to invest in are often more volatile and less liquid than the stocks of larger companies and


 o   may have a shorter history of operations than larger companies;


 o   may not have as great an ability to raise additional capital;


 o may have a less diversified product line, making them more susceptible to market pressure; and


 o   may have a smaller public market for their shares.

IS THE FUND AN APPROPRIATE INVESTMENT FOR ME?

 The Fund invests in companies on a long-term basis and emphasizes long-term investment performance. Prospective investors should invest in the Fund with a time horizon of three years or longer to be consistent with the Adviser. The Fund may not be suitable for you if you have a short-term investment horizon or are unwilling to accept fluctuations in share price, including significant declines over a given period.

HOW HAS THE FUND PERFORMED?

 The following bar chart and table illustrate certain risks of investing in the Fund. As you can see, the bar chart shows the changes in the Fund's returns year by year. The table compares the Fund's average annual total returns for the periods listed to a market index. This information is intended to help you assess the variability of the Fund's returns over the periods listed (and consequently, the risks of investing in the Fund). Of course, the Fund's past performance doesn't necessarily indicate how it will perform in the future.

                        TOTAL RETURN (PER CALENDAR YEAR)
                            (BAR CHART APPEARS HERE)


                         1989                    22.45%
                         1990                    -1.18%
                         1991                    35.08%
                         1992                     7.67%
                         1993                     8.08%
                         1994                     3.68%
                         1995                    31.12%
                         1996                    26.54%
                         1997                    21.51%
                         1998                     7.19%
                         1999                     6.16%



*<F13>  The Fund's total return as of September 30, 2000 was -4.03%.


 The Fund's best and worst quarters during the last 10 years were:
            Best quarter: 23.36%, during the first quarter of 1991. Worst quarter: -15.99%, during the third quarter of 1990.


The following table shows the Average Annual Total Return on an investment in the Fund compared to changes in the Russell 2000 Index for the 1-, 5- and 10-year periods ended December 31, 1999:



             FASCIANO FUND       RUSSELL 2000 INDEX*<F14>
             -------------       ------------------------
1 year           6.16%                   21.26%
5 years         18.06%                   16.69%
10 years        13.96%                   13.40%


*<F14> The Russell 2000 Index is an unmanaged, market value weighted index comprised of small-sized companies.

WHAT ARE THE COSTS OF INVESTING IN THE FUND?

 This table describes the fees and expenses that you would pay if you buy and hold shares of the Fund.

                                SHAREHOLDER FEES
                   (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
               Maximum sales charge                     None
               Redemption fee*<F15>                     None
               Exchange fee                             None

 *<F15> Firstar will charge a $12 fee each time a shareholder requests to receive proceeds from a redemption via wire.

                         ANNUAL FUND OPERATING EXPENSES
                  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
                    Management fees                     1.0%
                    Distribution (12b-1) fees           None
                    Other expenses                      0.2%
                    Total Annual Operating Expenses     1.2%

EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 for the time periods indicated, redeem all of your shares at the end of those periods, earn a 5% return each year, and that operating expenses remain constant. Your costs may be higher or lower than those shown, but based on these assumptions, your expenses would be:

 After 1 year                $122
 After 3 years               $381
 After 5 years               $660
 After 10 years            $1,455

                         MORE INFORMATION ON THE FUND'S
                      INVESTMENT OBJECTIVES AND STRATEGIES

OBJECTIVE:

 The primary investment objective of the Fund is long-term capital growth.

HOW THE ADVISER CHOOSES INVESTMENTS:

 The Fund primarily invests in common stocks and securities having common stock characteristics, including securities convertible into common stocks, and rights and warrants to purchase common stocks. Common stocks represent an equity (ownership) interest in a company.


 In choosing companies that the Adviser believes are likely to achieve the Fund's investment objective, the Adviser considers the company's ability to sustain long-term rates of earnings growth, as well as overall business qualities. These qualities include the company's profitability and cash flow, financial condition, insider ownership, and stock valuation. In selecting companies that the Adviser believes may have greater potential to appreciate in price, the Adviser will invest the Fund in smaller companies that are under-followed by major Wall Street brokerage houses and large asset management firms. However, the Fund may hold the stocks of small companies that grow into medium-size companies.


 The Adviser also may consider a company's potential for current income prior to selecting it for the Fund.

 Although the Fund primarily invests in companies on a long-term basis, from time to time, the Fund may invest on a short-term basis or may sell within a few months securities that it originally had intended to be a long-term investment if the security no longer meets the quality or valuation requirements of the Fund.

The Adviser generally does not attempt to invest the Fund based on a market timing strategy. Rather, the Adviser will invest in a company when the Adviser believes the company meets the Fund's requirements for long-term earnings growth prospects and price appreciation potential.

 The Fund generally seeks to be fully invested in common stocks. However, at times, the Adviser may invest a large portion of the Fund's assets in cash if the Adviser is unable to locate and invest in a sufficient number of companies that meet the Fund's quality and valuation requirements.

 If the Adviser considers a temporary defensive position advisable in response to adverse market, economic, political, or other conditions, the Adviser may invest the Fund exclusively in investment grade corporate or government debt obligations, or hold cash or cash equivalents. A consequence of the Fund taking such a temporary defensive position is that it may not be able to achieve its investment objective.

                                INVESTMENT RISKS

 Market Risk. All investments, including those in mutual funds, have risks and an investment in the Fund is not a balanced investment program. The Fund invests mostly in common stocks, which represent an equity (ownership) interest in a corporation. However, stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

 Risks of Small Companies. The securities of small companies, as a class, have shown market behavior which has had periods of favorable results and other periods of less favorable results relative to larger companies as a class. Stocks of small companies tend to be more volatile and less liquid than stocks of large companies and

 o    may have a shorter history of operations than large companies;

 o    may not have as great an ability to raise additional capital;


 o may have a less diversified product line, making them more susceptible to market pressure; and


 o    may have a smaller public market for their shares.

                                PURCHASING SHARES

 You may purchase shares of the Fund at net asset value by check, by wire or through the Fund's Automatic Investment Plan. There are no sales commissions or underwriting discounts. The minimum initial investment is $1,000 (except for an Automatic Investment Plan) and minimum subsequent investments are $100 (excluding reinvestments of dividends and capital gain distributions), or $50 under the Automatic Investment Plan described below.

 Purchasing shares by check. To purchase shares by check, call the number on the front of this prospectus to request a Share Purchase Application. Complete and sign the Share Purchase Application and mail it, with a check in U.S. dollars drawn on a U.S. bank for the total purchase price, to the Fund's transfer agent, FIRSTAR MUTUAL FUND SERVICES, LLC, P.O. BOX 701, MILWAUKEE, WISCONSIN 53201-0701.


 Purchasing shares by wire. You may also pay for Fund shares by wire transfer of the purchase price. Before wiring funds, call Firstar Mutual Fund Services, LLC ("Firstar") at (800) 848-6050 to ensure prompt and accurate handling of your investment. Then instruct your bank to wire the purchase price to "Firstar Bank-Milwaukee N.A., ABA number 042000013, Credit Firstar Trust Department, Account 112-952-137, Further Credit: Fasciano Fund, Inc., Attention: Mutual Fund Services (shareholder name; account number)." Your bank may charge you a fee for sending the wire. The Fund is not responsible for the consequences of delays, including delays in the banking or Federal Reserve wire system.



 Purchasing shares by telephone. To purchase shares by telephone, call Firstar at (800) 848-6050. You may not make an initial purchase by telephone, but you may make subsequent investments to an existing account. The minimum telephone purchase amount is $100. Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members can be used for telephone transactions. Firstar must receive your telephone purchase order before the close of regular session trading on the New York Stock Exchange ("NYSE") (generally 3:00 p.m., Central time) to receive the net asset value calculated for that day. In an effort to reduce the risk of unauthorized or fraudulent transactions by telephone, the Fund and Firstar employ procedures reasonably designed to confirm that all instructions by telephone (including redemptions, as discussed below) are genuine. The procedures used include requiring an investor to provide the account number, recording all such telephone instructions and confirming all telephone transactions in writing to the shareholder at the address on Firstar's records. The Fund may implement other procedures from time to time. If reasonable procedures are not used, the Fund and/or Firstar may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the shareholder is liable for any loss for unauthorized transactions.


 Automatic Investment Plan. The Automatic Investment Plan allows you to purchase shares by an electronic transfer of funds at regular monthly intervals from your bank account or money market account.

 There is no minimum initial investment if you enroll in the Automatic Investment Plan when you open your account. Your account will be debited and shares will be purchased at regular monthly intervals of your choosing. To join the Automatic Investment Plan, complete that portion of the Share Purchase Application or fill out a separate Automatic Investment Plan Application which you may obtain from the Fund or the transfer agent. To cancel your participation in the Plan or change the amount of purchase or the day each month on which shares are purchased at any time, simply call (800) 848-6050 or write to the Fund, c/o FIRSTAR MUTUAL FUND SERVICES, LLC, P.O. BOX 701, MILWAUKEE, WISCONSIN 53201-0701. The change or cancellation will be effective five business days following receipt. For details on how to change your Plan options or terminate the Plan by telephone, see "Account Registration."

 Each investment through the Automatic Investment Plan must be at least $50 and not more than $50,000. For you to participate in the Plan, your bank or other financial institution must be an Automated Clearing House member. It will take about 15 days for Firstar to process your Automatic Investment Plan enrollment. The Fund may modify or terminate the Automatic Investment Plan at any time or charge a service fee, although no such fee is currently contemplated.

 General. For each investment in shares of the Fund, including dividends and capital gain distributions reinvested in Fund shares, you will receive a statement showing the number of shares purchased, the net asset value at which the shares are purchased, and the new balance of Fund shares owned. Generally the Fund does not issue stock certificates for the shares, although stock certificates in full share amounts will be furnished upon your written request. Fractional shares, if any, will be carried on the books of the Fund without the issuance of certificates.

 The Fund reserves the right not to accept purchase orders under circumstances or in amounts considered disadvantageous to existing shareholders, or which do not include properly certified social security or taxpayer identification numbers. In addition to any loss the Fund sustains, Firstar will charge a fee (currently $25) for any check that is returned for insufficient funds.


 The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of purchase applications (or redemptions) does not constitute receipt by Firstar or the Fund. Do not mail letters by overnight courier to the post office box address. Address any CORRESPONDENCE SENT BY OVERNIGHT COURIER to Firstar Mutual Fund Services, LLC, Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202.


 Purchases and redemptions through dealers. You may purchase or redeem shares of the Fund through some broker-dealers, banks or other institutions that have made Fund shares available to their customers ("financial services companies"). Some financial services companies may charge fees to their customers, including fees on purchases or redemptions of Fund shares. Those charges, if imposed, could constitute a substantial portion of a smaller account and may not be in your best interest. In addition, a financial services company may impose an accounting or shareholder services charge to an account that holds Fund shares (which generally will be a percentage of the annual average value of the account).

 The Fund may also enter into an arrangement with some financial services companies authorizing the company to process purchase orders or redemption requests on behalf of the Fund on an expedited basis, including requesting share redemptions by telephone (an "authorized agent"). If an authorized agent receives a purchase order or redemption request, the Fund will be deemed to have received such order or request for purposes of determining the net asset value of Fund shares to be purchased or redeemed.


 Determining the Share Price. Firstar Mutual Fund Services, LLC, the Fund's transfer agent, will price share purchase and redemption orders at the Fund's net asset value next computed after either Firstar or an authorized agent of the Fund receives an order in proper form. The net asset value of a share of common stock of the Fund is determined as of the time of the close of regular session trading on the NYSE (normally 3:00 p.m., Central time) on any day on which that exchange is open for trading. The net asset value of a share of the Fund is the value of the Fund's assets, less its liabilities, divided by the number of shares outstanding.


 Securities traded on a stock exchange are ordinarily valued on the basis of the last sale price on the date of valuation or, in the absence of any sale on that day, the closing bid price. Other securities are generally valued at the current bid price. Any securities for which there are no readily available market quotations and all assets other than securities will be valued at a fair value, as the board of directors will determine in good faith. The effect of fair value pricing will be that the Fund's net asset value will not be based on the last quoted price on the security, but on a price which the board of directors or their delegate believes reflects the current and true price of the security.

 For purchase orders placed through an authorized agent, a shareholder will pay the Fund's net asset value per share next computed after the authorized agent receives such purchase order, plus any applicable transaction charge the agent imposes. For redemption orders placed through an authorized agent, a shareholder will receive redemption proceeds which reflect the net asset value per share next computed after the authorized agent receives the redemption order, less any redemption fees the agent imposes.

                                REDEEMING SHARES

  Redeeming shares in writing. The Fund will redeem all or any part of your shares upon your written request delivered to the Fund's transfer agent, Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, or to an authorized agent of the Fund, as described above.

 Your redemption request must:

 (1) specify the number of shares or the dollar amount to be redeemed, unless all shares are to be redeemed;

 (2)   be signed by all owners exactly as their names appear on the account;

 (3) include a signature guarantee if the shares to be redeemed have a value of more than $20,000, or if the redemption proceeds are to be sent to an address different from the address in the Fund's records; the guarantor must be a bank, member firm of a national securities exchange, savings and loan association, credit union or other entity authorized by state law to guarantee signatures; and

 (4) be accompanied by properly endorsed stock certificates representing the shares to be redeemed, if they are represented by certificates.

 In the case of shares held by a corporation, an officer whose title must be stated must sign the redemption request in the name of the corporation, and a certified bylaw provision or resolution of the board of directors authorizing the officer to so act must be furnished. In the case of a trust or a partnership, the signature must include the name of the registered shareholder and the title of the person signing on its behalf. Redemption requirements for shares held under a Fasciano Fund IRA are described in separate disclosure information for the plan. Under certain circumstances, before the shares can be redeemed, additional documents may be required in order to verify the authority of the person seeking to redeem.

 Do not mail letters by overnight courier to the post office box address. CORRESPONDENCE SENT BY OVERNIGHT COURIER should be addressed to Firstar Mutual Fund Services, LLC, Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

 Redeeming shares by telephone. To request a redemption by telephone, call Firstar at (800) 848-6050. Your shares will be redeemed at the net asset value next calculated after receipt of your redemption request. You may have the proceeds wired to your bank account or mailed to your address of record. Only one owner of a joint account is required to place a telephone redemption request. To reduce the risk of fraudulent telephone instructions, the proceeds of telephone redemptions may be sent only to your address of record or to a bank or brokerage account you designate, in writing, on the purchase application or in a letter with the signature(s) guaranteed. You may not redeem shares held in an IRA account by telephone. During periods of volatile economic and market conditions, you may have difficulty making a redemption request by telephone, in which case you should request your redemption in writing. Telephone redemptions will not be allowed within 15 days of notification of a shareholder address change unless a signature guaranteed letter has been received by Firstar. If you redeem shares by telephone and request a wire payment, your redemption proceeds will normally be paid in federal funds on the next business day, provided that Firstar receives your redemption order before 3 p.m. Central time. Firstar will charge a $12 wire fee for each such payment.

 Systematic Withdrawal Plan. The Systematic Withdrawal Plan allows you to set up automatic redemptions at regular intervals from your account if you have a $10,000 minimum account balance. To join the Systematic Withdrawal Plan, complete that portion of the Share Purchase Application, or fill out a separate Systematic Withdrawal Plan Application which you may obtain from the Fund or the transfer agent. To cancel your participation in the Plan or change the amount of withdrawal at any time, call (800) 848-6050 or write to the Fund at, c/o FIRSTAR MUTUAL FUND SERVICES, LLC, P.O. BOX 701, MILWAUKEE, WISCONSIN 53201-0701. The change or cancellation will be effective five business days following receipt. The Systematic Withdrawal Plan does not apply to Fund shares held in Individual Retirement Accounts. For details on how to change your Plan options or terminate the Plan by telephone, see "Account Registration."

 If you need more information on redemption procedures, including redemption of shares held in IRA and other retirement accounts, please call Firstar, the Fund's transfer agent, toll-free at (800) 848-6050.

 General Redemption Policies. The redemption price per share is the net asset value determined as described under "Net Asset Value." Neither the Fund nor Firstar impose a redemption charge. However, certain financial services companies through which you redeem your Fund shares may charge you a transaction fee for their services. See "Purchasing Shares." The redemption value of the shares may be more or less than your cost depending upon the value of the Fund's portfolio securities at the time of redemption.

 The Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Redemptions in excess of these amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of securities. Although the Fund has the right to redeem shares in an account whose value has fallen below the stated minimum for any reason on 60 days' written notice to the shareholder, the Fund's current policy is not to exercise its right to redeem small accounts.

 You may not cancel or revoke your redemption order once your instructions have been received. Payment for shares redeemed is made within seven days after Firstar or an authorized agent of the Fund receives a request for redemption in proper form. However, redemption payments for shares that were purchased by check may be delayed until the Fund can verify that the payment for the shares has been collected, which may take up to 15 days. The Fund may suspend or postpone redemptions at times when the NYSE is closed, when trading on the NYSE is restricted or under emergency circumstances as determined by the SEC or for such other periods as the SEC may permit.

 If the Fund sends you a check (as payment of redemption proceeds, systematic withdrawal payment or a dividend or capital gain distribution you elected to receive in cash) and the check is returned "undeliverable" or remains uncashed for six months, the check will be canceled and the proceeds will be reinvested in the Fund at the net asset value per share on the date of cancellation. In addition, after that six-month period, your systematic withdrawal payments will be canceled and future withdrawals will occur only when requested, or your cash election will automatically be changed and future dividends and distributions will be reinvested in your account.

                              ACCOUNT REGISTRATION

 To make ADDRESS CHANGES on your account, call (800) 848-6050. The Fund will send you a written statement of the account to both your new and old addresses. A signature guarantee must accompany any written redemptions received within 15 days after the address change.

 AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN CHANGES may be made by telephone. Plan changes that may be made by telephone include increasing or decreasing investment (withdrawal) amounts, changing the frequency of investment (withdrawal) or terminating either Plan.

 DIVIDEND AND CAPITAL GAIN DISTRIBUTION CHANGES may also be made by telephone. A telephone request changing the reinvestment of dividend and capital gain distributions to the receipt of payment, will be honored only if the proceeds are to be sent to the address of record on the account. For more details, see "Dividends and Distributions."

 The Fund reserves the right to record all account registration changes made by telephone.

                                    IRA PLANS


 The Fund has master individual retirement account (IRA) plans which allow you to invest in the Fund using a regular IRA, Roth IRA, Education IRA, SEP-IRA or SIMPLE-IRA. Income and capital gains earned by an IRA are generally sheltered from taxation until withdrawal. The initial minimum investment in a Fasciano Fund IRA is $1,000 (except for an Education IRA, which has an initial minimum investment of $500). You may also "roll over" to a Fasciano Fund IRA, a lump sum distribution from a qualified pension or profit-sharing plan, including by a direct transfer from the plan trustee, thereby postponing your federal income tax on the distribution if rolled over within 60 days. Many distributions from qualified plans are subject to income tax withholding unless transferred directly from the plan to an IRA or another plan.
--------



 Regular IRAs allow anyone of legal age and under 70-1/2 with earned income to contribute up to $2,000 per tax year. If your spouse has less than $2,000 in earned income, he or she may still contribute up to $2,000 to an IRA, as long as you and your spouse's combined earned income is at least $4,000. This $2,000 maximum individual contribution does not include amounts that you may decide to rollover from another IRA, individual retirement annuity or from a pension or profit sharing plan in which you participate. However, making the $2,000 maximum contribution reduces the amount you will be able to contribute to a Roth IRA, as described below, and will also reduce the amount you are able to contribute to other IRAs in which you participate. Contributions to a regular IRA may be tax-deductible depending on whether you participate in another retirement savings arrangement, and have earned income which does not exceed certain maximum limits as determined by law. In addition, the investment earnings on your IRA contributions are generally not taxable to you until you receive a withdrawal.



 Roth IRAs allow single taxpayers with adjusted gross income up to $95,000 per year, and married couples who file joint income tax returns with combined adjusted gross income up to $150,000 per year, to contribute up to $2,000, or $4,000, respectively, per year. If a single individual or married couple exceed the applicable adjusted gross income limitation, the maximum amounts they are able to contribute to a Roth IRA will be reduced in accordance with certain rules imposed by law. The maximum amount a single individual or married couple is able to contribute to a Roth IRA will be further reduced by contributions made to other IRAs in which they participate. Contributions to Roth IRAs are not tax-deductible, but withdrawals are tax-free if you hold the Roth IRA at least five years from the date of your initial contribution, and you are at least 59-1/2, become disabled or use the distribution proceeds (up to $10,000) to purchase your first home. Roth IRA distributions also will not be subject to tax if those amounts are distributed to your beneficiary on account of your death, as long as the five year holding period requirement is met.



 Education IRAs may be established on behalf of a beneficiary under age 18 to save for his or her education. Distributions from an Education IRA are tax-free as long as the proceeds are used to pay for "qualified higher education expenses." Single taxpayers with annual income up to $95,000, and married couples with combined annual income up to $150,000, are allowed to contribute up to $500 per year per beneficiary. The $500 annual maximum contribution is also subject to reduction if the contributor's income exceeds those amounts.



 Small business owners or those with self-employment income may establish a Simplified Employee Pension Plan (SEP-IRA), which generally allows tax-deductible contributions of up to 15% of the first $170,000 of compensation per year for themselves and any eligible employees, subject to special rules designed to avoid discrimination in favor of certain highly paid individuals. An employer (including a self-employed person) may establish Savings Incentive Match Plan IRAs (SIMPLE IRAs), which enable all employees of the employer to elect to have up to $6,000 per year deducted from their paychecks on a before-tax basis and deposited directly into an account maintained for the individual employee. The employer is also generally required to match 100% of the amount the employee elects to contribute on a before-tax basis, as long as such matching contribution does not exceed 3% of the employee's compensation.


 More information about regular and Roth IRAs, Education IRAs, SEP-IRAs and SIMPLE IRAs, including related documents and charges of Firstar, as custodian, may be obtained from the Fund.


 The Fund may also be used as an investment in other kinds of retirement plans, including Keogh or corporate profit-sharing and money purchase plans, 403(b)(7) custodial tax-deferred annuity plans and 401(k) plans, as long as the use of the Fund is a permissible investment under the terms of the plan. The Fund does not offer prototypes of these plans. Your employer must sponsor one of these types of plans in order for the Fund to be used as an investment vehicle thereunder.


                             MANAGEMENT OF THE FUND

 Fasciano Company, Inc. (the "Adviser") is the investment adviser to the Fund. Subject to overall supervision of the Fund's board of directors, the Adviser furnishes continuous investment supervision and management to the Fund under an investment advisory agreement. The Adviser is a registered investment adviser wholly-owned by Michael F. Fasciano, and is located at: 190 South LaSalle Street, Suite 2800, Chicago, IL 60603. As of the date of this prospectus, the Fund is the Adviser's only investment advisory client. The Adviser has furnished investment advisory services to the Fund since 1986. For its services, the Adviser receives a monthly fee at an annual rate of 1% of the average daily net asset value of the Fund.

 Mr. Fasciano, who is president of the Fund and the Adviser, has been responsible for management of the Fund's portfolio since the Fund began operations. Mr. Fasciano is a Chartered Financial Analyst and has been employed in the securities industry since 1978. Before organizing the Adviser in 1986, Mr. Fasciano was a securities analyst and portfolio manager.


 On October 13, 2000, the Adviser entered into an Asset Purchase Agreement (the "Agreement") with Neuberger Berman Inc. ("Neuberger"). Under the Agreement, Neuberger has agreed to purchase certain assets of the Adviser (the "Transaction"). On October 31, 2000, the Fund's board of directors approved a Plan of Reorganization (the "Plan"), in which the Fund will transfer all of its assets and liabilities to a newly-created series of the Neuberger Berman Equity Fund that will be called the Neuberger Berman Fasciano Fund (the "New Fund"), for shares of equal value of the New Fund in a tax free exchange. Neuberger Berman Management Inc., a subsidiary of Neuberger, will be the investment manager to the New Fund and Neuberger Berman, LLC ("NB, LLC"), another Neuberger subsidiary, will be the sub-adviser. Michael Fasciano will become a Managing Director of NB, LLC, and will be responsible for the day-to-day management of the New Fund. It is also anticipated that the New Fund will have the same investment objectives as the Fund.



 The sale of the Adviser cannot be consummated unless shareholders of the Fund approve the Plan and each party satisfies certain other conditions. Shareholders will receive a prospectus/proxy statement that describes the sale of the Adviser and the Plan in more detail, and that will seek approval of the Plan by the shareholders of the Fund.



 Subject to the receipt of the necessary shareholder approval and the satisfaction of other conditions contained in the Agreement, it is anticipated that the closing of the Transaction and the Plan will occur during the first quarter of 2001.


                           DIVIDENDS AND DISTRIBUTIONS

 The Fund intends to distribute substantially all its net investment income and any net capital gain realized from sales of the Fund's portfolio securities at least annually. Dividends and capital gain distributions, if any, are reinvested in additional shares of the Fund unless you have requested in writing or on your Share Purchase Application to have them paid to you by check or by automatic deposit to your bank account. For details on how to change your distribution option by telephone, see "Account Registration."

                                    TAXATION


 The Fund intends to continue to qualify, as it has since it began offering its shares to the public, as a regulated investment company under the Internal Revenue Code of 1986, as amended, in order to avoid payment of federal income tax on its net investment income and net capital gains to the extent that it distributes such amounts to shareholders.



 Dividends from net investment income and net short-term capital gains are taxable to you as ordinary income, whether received in cash or reinvested in additional shares of the Fund. Distributions of net long-term capital gains are taxable to you as long-term capital gains (currently at a maximum rate of 20%) regardless of the length of time you have held your shares in the Fund. Classification as long-term capital gain depends on how long the Fund has held the security sold. Long-term gains are those held from securities held more than one year. As a result of tax legislation passed in 1997, the maximum long-term capital gains rate will decrease from 20% to 18% for capital assets that have been held for more than five years and whose holding periods begin after December 31, 2000.



 Distributions declared in October, November, or December and paid in January are taxable as if they were paid on December 31. Every January, the Fund will send you and the IRS a Form 1099-DIV showing the amount of each taxable distribution you received during the year.


 If you purchase shares shortly before the record date for a distribution you will, in effect, receive a return of a portion of your investment, but the distribution will be taxable to you even if the net asset value of your shares is reduced below your cost. However, for federal income tax purposes your original cost would continue as your tax basis. If you realize a loss on the sale of Fund shares held for six months or less, your short-term loss is recharacterized as long-term to the extent of any long-term capital gain distributions you have received with respect to those shares.

 Redemptions are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.

 If you fail to furnish your social security or other taxpayer identification number or to certify properly that it is correct, the Fund may be required to withhold 31% federal income tax ("backup withholding") from dividend, capital gain and redemption payments to you. Your dividend and capital gain payments may also be subject to backup withholding if you fail to certify properly that you are not subject to backup withholding due to the underreporting of certain income. These certifications are contained in the Share Purchase Application which you complete and return to the Fund when you make your initial investment.

                              FINANCIAL HIGHLIGHTS


 The financial highlights table is intended to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the Fund's financial statements, are included in the June 30, 2000 annual report. The annual report may be obtained from the Fund upon request without charge.



                                                                               YEAR ENDED JUNE 30,
                                                      --------------------------------------------------------------------
                                                        2000           1999           1998           1997           1996
                                                      --------       --------       --------       --------       --------

Net asset value at beginning of year                  $  31.78       $  34.91       $  27.53       $  24.33       $  20.17
Income from investment operations
   Net investment income (loss)                           0.34           0.40           0.16          (0.03)         (0.05)
   Net realized and unrealized gain (loss)
     on investments                                       0.82          (2.25)          8.71           3.82           5.55
                                                      --------       --------       --------       --------       --------
          Total from investment operations                1.16          (1.85)          8.87           3.79           5.50
Less distributions:
   Dividends from net investment income                  (0.39)         (0.03)          0.00           0.00           0.00
   Distributions from net capital gains                   0.00          (1.25)         (1.49)         (0.59)         (1.34)
                                                      --------       --------       --------       --------       --------
          Total distributions                            (0.39)         (1.28)         (1.49)         (0.59)         (1.34)
Net asset value at end of year                        $  32.55       $  31.78       $  34.91       $  27.53       $  24.33
                                                      --------       --------       --------       --------       --------
                                                      --------       --------       --------       --------       --------

Total return                                              3.7%         (5.2)%          33.2%          15.8%          28.3%

Ratios/Supplemental Data:
   Net assets at end of year
     (in thousands)                                   $266,902       $418,184        $94,957        $42,121        $28,981
   Ratio of expenses to average net assets                1.2%           1.2%           1.3%           1.4%           1.5%
   Ratio of net investment income (loss)
     to average net assets                                0.8%           1.8%           0.2%         (0.4)%         (0.3)%
   Portfolio turnover rate                               29.4%          19.8%          49.8%          41.0%          45.6%


 You can obtain more information about the Fund's investments in its semiannual and annual reports to shareholders. Those reports discuss the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


 You may wish to read the Statement of Additional Information ("SAI") for more information about the Fund. The SAI is incorporated into this prospectus, which means that it is considered to be part of this prospectus.


 To obtain free copies of the Fund's semiannual and annual reports and the SAI, request other information, or discuss your questions about the Fund, write or call:

                             Fasciano Company, Inc.
                            190 South LaSalle Street
                                   Suite 2800
                            Chicago, Illinois  60603
                                 (312) 444-6050
                                 (800) 848-6050
                             www.fascianofunds.com
                             info@fascianofunds.com


 Text-only versions of all Fund documents can be viewed online or downloaded from the SEC at http://www.sec.gov. You can also visit the SEC's Public
                ------------------
Reference Room in Washington, DC, call 202-942-8090, send your request and the appropriate fee to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102, or send your request electronically to publicinfo@sec.gov after paying the appropriate fee to obtain copies.




Printed on Recycled Paper

Fasciano Fund, Inc.                                                    811-5602

STATEMENT OF ADDITIONAL INFORMATION
November 1, 2000

FASCIANO FUND, INC.
                                                 190 S. LaSalle Street
                                                 Suite 2800
                                                 Chicago, Illinois 60603
                                                 (312) 444-6050
                                                 (800) 848-6050
                                                 www.fascianofunds.com
                                                 info@fascianofunds.com

     This statement of additional information ("SAI") is not a prospectus, but provides information about Fasciano Fund, Inc. (the "Fund") that should be read in conjunction with the Fund's prospectus dated November 1, 2000 (and any supplements thereto).

     To obtain the prospectus and additional copies of the annual report without charge, write or telephone the Fund at the addresses or telephone numbers set forth above.

                               TABLE OF CONTENTS
                                                                         Page
                                                                         ----

History of the Fund                                                        2
Shareholder Voting Rights                                                  2
Investment Strategies and Risks                                            2
Investment Policies and Restrictions                                       7
Performance Information                                                    9
Investment Adviser                                                        11
Directors and Officers                                                    12
Certain Shareholders                                                      14
Code of Ethics                                                            14
Purchasing and Redeeming Shares                                           14
Additional Tax Information                                                15
Portfolio Transactions                                                    16
Administrator, Custodian and Transfer Agent                               18
Independent Public Accountants                                            19
Financial Statements                                                      20
Appendix                                                                  34

                                     -B-1-

HISTORY OF THE FUND

    The Fund was incorporated in Maryland on May 28, 1987, and commenced operations as a private investment company, not registered under the Investment Company Act of 1940 (the "1940 Act"), on August 1, 1987 at $10.00 per share. On June 30, 1988, the Fund registered as a diversified, open-end management investment company under the 1940 Act and began offering its shares to the public on November 10, 1988.

SHAREHOLDER VOTING RIGHTS

    Each share of the Fund's capital stock, $.01 par value, is entitled to share pro rata in any dividends and other distributions on shares the board of directors declares, to one vote per share in elections of directors and other matters presented to shareholders, and to equal rights per share in the event of liquidation. There are no preemptive rights or conversion rights relating to the Fund's shares.

INVESTMENT STRATEGIES AND RISKS

    The primary investment objective of the Fund is long-term capital growth. The Fund invests in common stocks and securities having common stock characteristics, including securities convertible into common stocks, and rights and warrants to purchase common stocks based on their potential for capital appreciation. The Fund's investment adviser, Fasciano Company, Inc. (the "Adviser") looks for companies with:

     O strong business franchises that are likely to sustain long-term rates of earnings growth for a three to five year time horizon, and

     O stock prices that the market has undervalued relative to the value of similar companies and that offer excellent potential to appreciate in price over a three to five year time horizon.

    The Adviser invests the Fund primarily in smaller companies (generally having market capitalizations of less than $2.0 billion) that the Adviser believes have strong business franchises and are likely to sustain higher long-term rates of earnings growth. The Adviser also will invest in smaller companies that are under-followed by major Wall Street brokerage houses and large asset management firms and thereby may have greater potential to appreciate in price. However, the Fund may hold the stocks of small companies that grow into medium-size companies, and may invest in larger companies that present attractive opportunities for long-term capital growth.

    The Fund invests in companies on a long-term basis and emphasizes long-term investment performance. From time to time, however, the Fund may invest on a short-term basis or may sell within a few months securities that it had originally intended to be a long-term investment if the security no longer meets the quality or valuation requirements of the Fund.

                                     -B-2-

DEBT SECURITIES

     The Fund may invest in debt securities, including debt securities that the recognized rating agencies do not rate or rate below investment grade (i.e., BBB or higher by Standard & Poor's Corporation ("S&P") or Baa or higher by Moody's Investor Services, Inc. ("Moody's")). There are no restrictions as to the ratings of debt securities the Fund acquires or the portion of the Fund's assets that the Fund may invest in debt securities in a particular ratings category, except that the Fund will not invest more than 5% of its assets in securities rated below investment grade ("junk bonds"). The Fund has no present intention of investing in junk bonds. Although the Fund does not presently intend to invest in debt securities, it may invest in convertible bonds that present a good value because they are convertible into equity securities and have an attractive yield.

     Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. Lower-rated debt securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

     To the extent the Fund invests in lower-rated debt securities, the Fund's achievement of its investment objective will be more dependent on the Adviser's credit analysis than would be the case if the Fund were investing in higher-quality debt securities. Since the ratings of rating services (which evaluate the safety of principal and interest payments, not market risks) are used only as preliminary indicators of investment quality, the Adviser employs its own credit research and analysis. These analyses may take into consideration such quantitative factors as an issuer's present and potential liquidity, profitability, internal capability to generate funds, debt/equity ratio and debt servicing capabilities, and such qualitative factors as an assessment of management, industry characteristics, accounting methodology, and foreign business exposure.

     Medium- and lower-quality debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and the Fund may have greater difficulty selling its portfolio securities. Adverse publicity and investor perceptions may affect the market value of these securities and their liquidity.

     A description of the ratings S&P and Moody's uses is included as an appendix to this statement of additional information.

                                     -B-3-

FOREIGN SECURITIES

     The Fund may invest in foreign securities, which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, exchange controls, tax provisions, political instability, expropriation of assets, other governmental restrictions and regulations and less available financial information) than does investment in securities of domestic issuers.

     The Fund will not invest more than 5% of its assets in foreign securities, and will not invest in securities traded only or primarily in emerging markets. For this purpose, foreign securities do not include American Depository Receipts
(ADRs) or securities a United States person guarantees. ADRs are receipts an American bank or trust company typically issues evidencing ownership of the underlying securities.

     To the extent positions in portfolio securities are denominated in foreign currencies, the strength or weakness of the U.S. dollar against these currencies affects the Fund's investment performance. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. (See discussion of transaction hedging under "Currency Exchange Transactions.")

     Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

     Although the Fund intends to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social, or diplomatic developments that could affect investment in these nations.

     Currency Exchange Transactions.  Currency exchange transactions may be
     ------------------------------
conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts ("forward contracts"). Forward contracts are

                                     -B-4-
contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks and broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.

     Forward currency transactions may involve currencies of the different countries in which the Fund may invest and serve as hedges against possible variations in the exchange rate between these currencies. The currency transactions of the Fund are limited to transaction hedging involving specific transactions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of a Fund accruing in connection with the purchase and sale of its portfolio securities or the receipt of dividends or interest thereon. The Fund's intention not to invest more than 5% of its assets in foreign securities effectively limits the extent of its transactions in foreign currencies.

     If the Fund enters into a forward contract, the Fund's custodian will segregate assets of the Fund having a value equal to the Fund's commitment under such forward contract. At the maturity of the forward contract, the Fund may either sell the portfolio security related to the contract and deliver the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

     If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines. Hedging transactions also

                                     -B-5-
preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

UNSEASONED ISSUERS

     The Fund has the authority to invest up to 10% of its total assets in the securities of unseasoned issuers, but has no present intention of investing more than 5% of its total assets in such securities. An unseasoned issuer is an issuer that, together with predecessors, has been in operation less than three years. The Adviser believes that investment in securities of unseasoned issuers may provide opportunities for long-term capital growth, although the risks of investing in such securities are greater than with common stocks of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources.

ILLIQUID SECURITIES

     The Fund may invest up to 10% of its net assets, taken at market value, in securities for which there is no ready market ("illiquid securities"), including any securities that are not readily marketable either because they are restricted securities or for other reasons. Restricted securities are securities that have not been registered under the Securities Act of 1933 and are thus subject to restrictions on resale. A position in restricted securities might adversely affect the liquidity and marketability of a portion of the Fund's portfolio, and the Fund might not be able to dispose of its holdings in such securities promptly or at reasonable prices. In those instances where the Fund is required to have its holdings of restricted securities registered prior to sale by the Fund and the Fund does not have a contractual commitment from the issuer or seller to pay the costs of such registration, the gross proceeds from the sale of securities would be reduced by the registration costs and underwriting discounts. Any such registration costs are not included in the 10% limitation on the Fund's investment in restricted securities. The Fund does not expect to invest in illiquid securities during the next fiscal year.

REPURCHASE AGREEMENTS

     The Fund may enter into "repurchase agreements" pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers (as the Federal Reserve Bank of New York designates) in such securities. A repurchase agreement arises when the Fund purchases a security and simultaneously agrees to resell it to the vendor at an agreed upon future date. The resale price is greater than the purchase price, reflecting an agreed upon market rate of return that is effective for the period of time the Fund holds the security and that is not related to the coupon rate on the purchased security. Such agreements generally have maturities of no more than seven days and could be used to permit the Fund to earn interest on assets awaiting long term investment. The Fund requires the custodian to continuously maintain

                                     -B-6-
the Fund's account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the market value of the securities that are the subject of a repurchase agreement. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (i) possible decline in the value of the collateral during the period while the Fund seeks to enforce its rights thereto, (ii) possible subnormal levels of income and lack of access to income during this period, and
(iii) expenses of enforcing its rights. The Fund will monitor the creditworthiness of firms with which it enters into repurchase agreements. Repurchase agreements maturing in more than seven days are considered illiquid securities. The Fund does not intend to invest in repurchase agreements during the next fiscal year.

     The Adviser generally does not attempt to invest the Fund based on a market timing strategy. Rather, the Adviser will invest in a company when the Adviser believes the company meets the Fund's requirements for long-term earnings growth prospects and price appreciation potential.

     The Fund generally seeks to be fully invested in common stocks. However, at times, the Adviser may invest a large portion of the Fund's assets in cash if the Adviser is unable to locate and invest in a sufficient number of companies that meet the Fund's quality and valuation requirements.

INVESTMENT POLICIES AND RESTRICTIONS

     The primary investment objective of the Fund is long-term capital growth. Current income is considered in selecting securities for the portfolio, but its importance is secondary to capital growth. The board of directors may change the Fund's investment objective without shareholder approval.

     The Fund has adopted the following fundamental investment restrictions, which cannot be changed without the approval of the holders of a majority of its shares, as defined in the Investment Company Act of 1940:

     1. The Fund will not invest more than 5% of its assets (valued at the time of investment) in securities of any one issuer, except in U.S. government obligations.

     2. The Fund will not acquire securities of any one issuer which at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer.

     3. The Fund will not invest more than 10% of its assets (valued at the time of investment) in securities of issuers with less than three years' operation (including predecessors).

     4. The Fund will not invest more than 10% of its net assets (valued at the time of investment) in securities for which there is no ready market (including restricted securities and repurchase agreements maturing in more than seven days).

                                     -B-7-

     5. The Fund will not participate in a joint trading account, purchase securities on margin or sell securities short (unless the Fund owns an equal amount of such securities, or owns securities that are convertible or exchangeable, without payment of further consideration, into an equal amount of such securities).1<F16>

     6. The Fund will not act as an underwriter or distributor of securities other than its own capital stock, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale.

     7. The Fund will not lend money, but this restriction shall not prevent the Fund from investing in (i) a portion of an issue of publicly distributed debt securities or (ii) repurchase agreements.

     8. The Fund will not purchase or sell real estate or interests in real estate, although it may invest in marketable securities of issuers that invest in real estate or interests in real estate.

     9. The Fund will not borrow, except that the Fund may borrow from banks as a temporary measure amounts up to 10% of its total assets (at the lower of cost or market at the time of the borrowing), provided (i) that the total of reverse repurchase agreements2<F17> and such borrowings will not exceed 10% of the Fund's total assets and (ii) the Fund will not purchase securities when its borrowings exceed 5% of total assets.

     10. The Fund will not pledge any of its assets, except to secure indebtedness the Fund's investment restrictions permits.

     11. The Fund will not invest for the purpose of exercising control or management of any company.

     12. Not more than 25% of the value of the Fund's total assets, taken at market value at the time of the investment, will be concentrated in companies of any one industry.

     13. The Fund will not purchase and sell commodities or commodity contracts, except that it may enter into forward contracts to hedge securities transactions made in foreign currencies.

     14. The Fund will not issue any senior security except to the extent permitted under the Investment Company Act of 1940.

1<F16> The Fund does not currently intend to sell securities short even under the conditions described in investment restriction 5.
2<F17> The Fund does not currently intend to enter into reverse repurchase agreements.

                                     -B-8-

     In addition to the fundamental restrictions listed above, the 1940 Act provides that the Fund may neither purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of the Fund's assets (valued at time of investment) in all investment company securities the Fund purchases.

DEFENSIVE INVESTMENTS

     If the Adviser considers a temporary defensive position advisable in response to adverse market, economic, political, or other conditions, the Adviser may invest the Fund exclusively in investment grade corporate or government debt obligations, or hold cash or cash equivalents. A consequence of the Fund taking such a temporary defensive position is that it may not be able to achieve its investment objective.

PERFORMANCE INFORMATION

     From time to time, the Fund may quote total return figures in advertisements and sales literature when giving information about its performance. "Total return" for a period is the percentage change in value of an investment in Fund shares, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. "Average annual total return" is the average annual compounded rate of change in value the total return for the period represents.

     Average annual total return is computed as follows:
                                 ERV = P(1+T)n

  Where:  P = the amount of an assumed initial investment in Fund shares
          T = average annual total return
          n = number of years from initial investment to the end of the period ERV = ending redeemable value of shares held at the end of the period

     The Fund's Total Return and Average Annual Total Return for various periods ended June 30, 2000 is shown below:

                                                     Average Annual
                                  Total Return        Total Return
                                  ------------        ------------

          1 year                      3.65%               3.65%
          5 years                    94.41%              14.20%
          10 years                  240.69%              13.03%
          Life of Fund3<F18>        422.42%              13.64%

1<F18> From August 1, 1987. The performance data shown includes the performance of the Fund for the period before November 10, 1988, the date the Fund's registration statement became effective with the Securities and Exchange Commission. The Fund began operations as a private investment company on August 1, 1987. Prior to November 10, 1988, the Fund was not registered under the 1940 Act and therefore was not subject to certain requirements and restrictions that are imposed by the 1940 Act and the Internal Revenue Code. If the Fund had been registered during that period, the Fund's return might have been lower.

                                     -B-9-

     The Fund imposes no sales charges and pays no distribution expenses.
Income taxes shareholders must pay are not taken into account. The Fund's performance is a result of conditions in the securities markets, portfolio management, and operating expenses. Although information such as that described above may be useful in reviewing the Fund's past performance and in providing some basis for comparison with other investment alternatives, it is not necessarily indicative of future performance and should not be used for comparison with other investments using different reinvestment assumptions or time periods.

     The Fund also may compare its performance to various stock indices (groups of unmanaged common stocks), including the New York Stock Exchange Composite Index, Standard & Poor's 500 Stock Index, the NASDAQ Composite (OTC) Index, the Russell 2000 Index and the Dow Jones Industrial Average, or to the Consumer Price Index or groups of comparable mutual funds, including rankings of Lipper Analytical Services, Inc., an independent service that monitors the performance of mutual funds, or that of another independent service, including Morningstar, Inc.

     The Fund may cite its rating, recognition, or other mention by Morningstar or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting a fund's risk score (which is a function of the fund's monthly returns less the 3-month T-bill return) from the fund's load-adjusted total return score. This numerical score is then translated into rating categories, with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star, and the bottom 10% one star. A high rating reflects either above-average returns or below-average risk or both.

     Statistical Information. The Fund may use the statistical measures beta, R-squared and standard deviation to quantify aspects of risk or volatility. Beta is a measure of the Fund's sensitivity to market movements. It measures the relationship between the Fund's excess return over the risk-free rate (90-day Treasury bill) and the excess return of the benchmark index. The beta is calculated regressing the excess return for the Fund against the excess return for the benchmark index. By definition, the beta of the benchmark index is
1.00. Accordingly, a portfolio with a beta greater than 1.00 displays more volatility than the market, and a portfolio with a beta less than 1.00 displays less volatility than the market.

     R-squared reflects the percentage of the Fund's movements that movements in the benchmark index explain. An R-squared of 100 indicates that movements in the index explain all movements of the Fund. Conversely, a low R-squared means that movements in the benchmark index explain very few of the Fund's movements. An R-squared of 45, for example, reveals that movements in its benchmark index explain only 45% of the Fund's movements. R-squared can also be used to ascertain the significance of a particular beta. Generally, a higher R-squared

                                     -B-10-
will indicate a more reliable beta figure. If the R-squared is lower, then the beta is less relevant to the Fund's performance.

     Standard deviation is a statistical measure of dispersion about an average, which, for the Fund, depicts how widely the returns varied over a certain period of time. The standard deviation of historical performance may be used to try to predict the range of future returns that are most likely for a given investment. When a Fund has a high standard deviation, the predicted range of performance is wide, implying greater volatility. Approximately 68% of the time, the total return of any given fund will vary from its average total return by no more than plus or minus the deviation figure. Ninety-five percent of the time a fund's total return will vary within a range of plus or minus two times the deviation from the average returns.

     Statistics may also be used to discuss the Fund's relative performance.
One such measure is alpha. Alpha is a measure of the difference between the Fund's actual return and its expected performance, given its level of risk (as measured by beta). A positive alpha figure indicates that the Fund performed better than its beta would predict. In contrast, a negative alpha indicates the Fund has not performed as well as its beta would predict. The alpha may be seen as a measurement of the value a fund manager adds or subtracts.

     As of June 30, 2000 the Fund's beta was 0.72, its R-squared was 0.63, and its standard deviation for the three, five and ten year periods were 16.38%, 16.06%, and 14.17%, respectively.

INVESTMENT ADVISER

     The Fund's investment adviser, Fasciano Company, Inc. (the "Adviser"), furnishes continuing investment supervision to the Fund and is responsible for overall management of the Fund's business affairs. It furnishes office space, equipment, and personnel to the Fund and assumes the expenses of printing and distributing the Fund's prospectus and reports to prospective investors. The Fund pays all of its expenses except those the Adviser specifically assumes, including but not limited to printing and postage charges; securities registration, custodian and transfer agency fees; accounting services fees and audit and legal fees.

     For its services, the Adviser receives a monthly fee at an annual rate of 1% of the average daily net asset value of the Fund. The Investment Advisory Agreement provides that the Adviser will reimburse the Fund to the extent that its total annual operating expenses exceed 2%, exclusive of (i) taxes, (ii) interest charges, (iii) litigation and other extraordinary expenses, and (iv) brokers' commissions and other charges relating to the purchase and sale of the Fund's portfolio securities.

     The investment advisory fees of the Fund for the fiscal years ended June 30, 2000, 1999 and 1998 were $3,597,288, $2,307,620 and $604,499, respectively.
During those fiscal years, the Fund operated within all applicable expense limitations without the Adviser reimbursing the Fund.

                                     -B-11-

     The Adviser is a registered investment adviser organized in November 1986. Michael F. Fasciano is the sole shareholder of the Adviser.

DIRECTORS AND OFFICERS

    The Board of Directors has overall responsibility for the conduct of the Fund's affairs. As a Maryland corporation registered as an investment company under the 1940 Act, the Fund is not required to hold routine annual meetings and does not expect to do so. The Fund will call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when record holders of at least 10% of the Fund's outstanding common shares request in writing, and in connection with such meeting will comply with the provisions of section 16(c) of the 1940 Act concerning assistance with a record shareholder communication asking other record shareholders to join in that request.

    The directors and officers of the Fund and their principal business activities during the past five years are:

                                          Positions Held              Principal Occupations
Name, Address and Age                     with Fund                   and other Affiliations
---------------------                     ---------                   ----------------------
Michael F. Fasciano*<F19>                 Director, President         Director, President and Treasurer of Fasciano Company,
Suite 2800                                and Treasurer               Inc. since November 1986.  Mr. Fasciano is a Chartered
190 South LaSalle St.                                                 Financial Analyst.
Chicago, Illinois 60603
Age 45

Susan N. Fasciano*<F19>                   Secretary                   Private investor.
Suite 2800
190 South LaSalle Street
Chicago, Illinois  60603
Age 42
                                          .
David R. Long                             Director                    Vice President - Investments of Arthur J. Gallagher & Co.,
The Gallagher Center                                                  Inc., a New York Stock Exchange listed international insurance
Two Pierce Place                                                      and risk management services firm, since May 1989.
Itasca, Illinois  60143-3141
Age 48

                                     -B-12-

Mark B. Mandich                           Director                    Executive Vice President - Finance and Administration, and
PPM America, Inc.                                                     Director, PPM America, Inc., an investment management firm,
225 West Wacker                                                       since May 1993.
Suite 1200
Chicago, Illinois  60606
Age 40

Joseph C. Neuberger                       Assistant Secretary         Senior Vice President, Firstar Mutual Fund Services, LLC,
Firstar Mutual Fund Services, LLC                                     since 1994;  Manager, Arthur Andersen LLP, prior thereto.
615 East Michigan Street
Milwaukee, WI  53202
Age 38

Douglas G. Hess                           Assistant Secretary         Assistant Vice President, Firstar Mutual Fund Services, LLC,
Firstar Mutual Fund Services, LLC                                     since 1999; Disbursements Supervisor, Firstar Trust Company,
615 East Michigan Street                                              prior thereto.
Milwaukee, WI 53202
Age 33

     *<F19> Michael F. Fasciano and Susan N. Fasciano are "interested persons" of the Fund as defined in the 1940 Act. Michael Fasciano and Susan Fasciano are husband and wife.

     The only compensation paid to directors and officers of the Fund for their services as such consists of $2,000 paid to directors who are not interested persons of the Fund or the Adviser.

     The following table sets forth compensation the Fund paid during the fiscal year ended June 30, 2000 to each of the directors of the Fund. The Fund is not part of a fund complex and has no retirement, pension or other benefit plans for directors.

                                                   AGGREGATE
                                                   COMPENSATION
                    NAME OF DIRECTOR               FROM THE FUND
                    ----------------               -------------
                    Michael F. Fasciano              $     0
                    Susan N. Fasciano                      0
                    David R. Long                      2,000
                    Mark B. Mandich                    2,000

     At September 30, 2000 the directors and officers as a group owned beneficially 74,767 shares, or 1.0% of the outstanding shares of the Fund.

                                     -B-13-

CERTAIN SHAREHOLDERS

     The only persons known by the Fund to own of record or "beneficially" (within the meaning of that term as defined in rule 13d-3 under the Securities Exchange Act of 1934) 5% or more of the outstanding shares of the Fund as of September 30, 2000 were Charles Schwab & Co., Inc., as a nominee for various beneficial owners, which held 45.7% of the outstanding shares, and National Financial Services Corporation, as a nominee for various beneficial owners, which held 17.9% of the outstanding shares. The address of Charles Schwab & Co., Inc. is 101 Montgomery Street, San Francisco, California 94104-4122. The address of National Financial Services Corporation is 200 Liberty Street, New York, NY 10281-1003.

CODES OF ETHICS

     The 1940 Act and rules thereunder require that the Fund and the Adviser establish standards and procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of the Fund might take advantage of that knowledge for their own benefit. The Fund and the Adviser have adopted a Code of Ethics to meet those concerns and legal requirements. Although the Code does not prohibit employees who have knowledge of the investments and investment intentions of the Fund from engaging in personal securities investing, it does regulate such personal securities investing by these employees as a part of the effort by the Fund and the Adviser to detect and prevent conflicts of interest.

PURCHASING AND REDEEMING SHARES

     You may purchase or redeem shares of the Fund through some broker-dealers, banks or other institutions that have made Fund shares available to their customers ("financial services companies"). Some financial services companies may charge fees to their customers, including fees on purchases or redemptions of Fund shares. Those charges, if imposed, could constitute a substantial portion of a smaller account and may not be in your best interest.

     In addition, a financial services company may impose an accounting or shareholder services charge on an account that holds Fund shares (which generally will be a percentage of the annual average value of the account).

     The Fund may enter into an arrangement with some financial services companies authorizing the financial services company to process purchase orders or redemption requests on behalf of the Fund on an expedited basis, including requesting share redemptions by telephone ("authorized agents"). An authorized agent's receipt of a purchase order or redemption request will be deemed to be receipt by the Fund for purposes of determining the net asset value of Fund shares to be purchased or redeemed. For purchase orders placed through those authorized agents, a shareholder will pay the Fund's net asset value per share next computed after the authorized agent receives such purchase order, plus any applicable transaction charge the agent imposes. For redemption orders placed through an authorized agent, a shareholder will receive redemption

                                     -B-14-
proceeds which reflect the net asset value per share next computed after the authorized agent receives the redemption order, less any redemption fees the agent imposes.

     Net Asset Value. Share purchase and redemption orders will be priced at the Fund's net asset value next computed after Firstar, as transfer agent for the Fund, or an authorized agent of the Fund receives such orders. The net asset value of the shares of the Fund is determined as of the close of regular session trading on the New York Stock Exchange ("NYSE") (normally 3:00 p.m. Central time) each day the NYSE is open for unrestricted trading. The Fund's net asset value will not be determined on any day on which the New York Stock Exchange is not open for trading. That Exchange is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in January, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If one of these holidays falls on a Saturday or Sunday, the Exchange will be closed on the preceding Friday or the following Monday, respectively.

     For purposes of computing the net asset value of a share of the Fund, securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices at the time of valuation or lacking any reported sales on that day, at the most recent bid quotations. Other securities traded over-the-counter are also valued at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair value as the board of directors determines in good faith. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. Firstar Mutual Fund Services, LLC, the Fund's Fund Accounting agent, performs calculations of net asset value.

     The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Redemptions in excess of the above amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of securities.

     Because it can be more expensive for the Fund to maintain small accounts, the Fund has reserved the right, on 60 days' written notice to the shareholder, to redeem shares in any account and send the proceeds to the owner, if the value of the account falls below a stated minimum for any reason. It is the Fund's current policy not to exercise its right to redeem small accounts. No change in that policy would be implemented without advance notice having been given to shareholders.

ADDITIONAL TAX INFORMATION

     The Fund intends to continue to qualify, as it has done since it first offered its shares to the public, as a regulated investment company under Subchapter M of the Internal Revenue Code and thus not be subject to federal income taxes on amounts it distributes to shareholders.

     The Fund intends to distribute to shareholders annually any capital gains that have been recognized for federal income tax purposes (including year-end mark-to-market gains) on Fund

                                     -B-15-
investments, to the extent such gains exceed recognized capital losses and any net capital loss carryovers of the Fund. Shareholders will be advised of the nature of such capital gain distributions. Your distributions will be taxable to you, under income tax law, whether received in cash or reinvested in additional shares. For federal income tax purposes, any distribution that is paid in January but was declared in October, November, or December of the prior calendar year is deemed paid in the prior calendar year.

You will be subject to income tax at ordinary rates on income dividends and distributions of net short-term capital gain. Distributions of net long-term capital gains are taxable to you as long-term capital gains (currently taxed at a maximum rate of 20%) regardless of the length of time you have held your shares. Long-term gains are those from securities held more than one year. As a result of tax legislation passed in 1997, the maximum long-term capital gains rate will decrease from 20% to 18% for capital assets that have been held for more than five years and whose holding periods begin after December 31, 2000. You are urged to consult your tax advisor to assess the impact of the new legislation on your individual circumstances.

     If you realize a loss on the sale of Fund shares held for six months or less, your short-term loss is recharacterized as long-term to the extent of any long-term capital gain distributions you have received with respect to those shares.

     The Fund may be required to withhold federal income tax ("backup withholding") from certain payments to you, generally distributions and redemption proceeds. Backup withholding may be required if:

     O You fail to furnish your properly certified social security or other tax identification number;

     O You fail to certify that your tax identification number is correct or that you are not subject to backup withholding due to the underreporting of certain income; or

     O The IRS informs the Fund that your tax identification number is incorrect.

     These certifications are contained in the application that you complete when you open your Fund account. The Fund must promptly pay the IRS all amounts withheld. Therefore, it is not usually possible for the Fund to reimburse you for amounts withheld. You may, however, claim the amount withheld as a credit on your federal income tax return.

     This section is not intended to be a full discussion of present or proposed federal income tax laws and the effect of such laws on the Fund or an investor. Investors are urged to consult their own tax advisers for a complete review of the tax ramifications of an investment in the Fund.

PORTFOLIO TRANSACTIONS

     The Adviser has discretion to select brokers and dealers to execute portfolio transactions the Adviser initiates and to select the markets in which such transactions are to be executed. The

                                     -B-16-
primary responsibility of the Adviser regarding portfolio transactions is to seek the best combination of net price and execution for the Fund. When executing transactions for the Fund, the Adviser will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission. Transactions of the Fund in the over-the-counter market are executed with primary market makers acting as principal except where it is believed that better prices and execution may be obtained otherwise.

     In selecting brokers or dealers to execute particular transactions and in evaluating the best net price and execution available, the Adviser is authorized to consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), statistical quotations, specifically the quotations necessary to determine the Fund's net asset value, and other information provided to the Fund or the Adviser. The Adviser is also authorized to cause the Fund to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Adviser must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Adviser exercises investment discretion. It is possible that certain of the services the Adviser receives attributable to a particular transaction will benefit one or more other accounts for which the Adviser exercises investment discretion.

     In valuing research services, the Adviser makes a judgment of the usefulness of research and other information a broker provides to the Adviser in managing the Fund's investment portfolio. In some cases, the information, e.g., data or recommendations concerning particular securities, relates to the specific transaction placed with the broker, but for the greater part the research consists of a wide variety of information concerning companies, industries, investment strategy, and economic, financial and political conditions and prospects, useful to the Adviser in advising the Fund.

     The Adviser is the principal source of information and advice to the Fund and is responsible for making and initiating the execution of the Fund's investment decisions. However, the board of directors of the Fund recognizes that it is important for the Adviser, in performing its responsibilities to the Fund, to continue to receive and evaluate the broad spectrum of economic and financial information that many securities brokers have customarily furnished in connection with brokerage transactions, and that in compensating brokers for their services, it is in the interest of the Fund to take into account the value of the information received for use in advising the Fund. The extent, if any, to which obtaining such information may reduce the expenses of the Adviser in providing management services to the Fund is not determinable. In addition, the board of directors understands that other clients of the Adviser might also benefit from the information obtained for the Fund, in the same manner that the Fund might also benefit from the information the Adviser obtains in performing services for others.

     For the fiscal years ended June 30, 2000, 1999 and 1998, the Fund paid brokerage commissions, not including the gross underwriting spread on securities purchased in

                                     -B-17-
underwritten public offerings, aggregating $263,820, $292,464 and $66,326, respectively. The increase in the commissions paid by the Fund for the fiscal year ended June 30, 2000 compared to the fiscal year ended June 30, 1998 resulted from an increase in the Fund's assets (from $94,957,000 at June 30, 1998 to $266,902,000 at June 30, 2000).

     Although investment decisions for the Fund would be made independently from those for other investment advisory clients of the Adviser, if any, it might develop that the same investment decision is made for both the Fund and one or more other advisory clients. If both the Fund and other clients purchase or sell the same class of securities on the same day, the transactions will be allocated as to amount and price in a manner considered equitable to each.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGEN

     Administrator.  Firstar Mutual Fund Services, LLC ("Firstar"), 615 East
     -------------
Michigan Street, Milwaukee, Wisconsin 53202 serves as the Fund's Administrator. Firstar is not an affiliate of the Adviser or its affiliates. Under the Fund Administration Servicing Agreement entered into between the Fund and Firstar relating to the Fund (the "Administration Agreement"), Firstar has contracted to provide the following services: (1) compile data for and prepare, with respect to the Fund, timely Notices to the SEC required pursuant to Rule 24f-2 under the 1940 Act and Semi-Annual Reports to the SEC and current Shareholders; (2) coordinate execution and filing by the Fund of all federal and state tax returns and required tax filings other than those required to be made by the Fund's custodian and transfer agent; (3) prepare compliance filings and Blue Sky registrations pursuant to state securities laws with the advice of the Fund's counsel; (4) assist to the extent requested by the Fund with the Fund's preparation of Annual and Semi-Annual reports to Fund shareholders and Registration Statements for the Fund; (5) monitor the Fund's expense accruals and cause all appropriate expenses to be paid on proper authorization from the Fund; (6) monitor the Fund's status as a regulated investment company under Subchapter M of the Code; (7) maintain the Fund's fidelity bond as required by the 1940 Act; and (8) monitor compliance with the policies and limitations of the Fund as set forth in the Prospectus, SAI, By-laws and Articles of Incorporation.

     The Administration Agreement will remain in effect until either party terminates. The board of directors of the Fund may terminate the Administration Agreement at any time, without the payment of any penalty, upon the giving of ninety (90) days' written notice to Firstar, and Firstar may terminate the Administration Agreement upon the giving of ninety (90) days' written notice to the Fund.

     Under the Administration Agreement, Firstar shall exercise reasonable care and is not liable for any error or judgment or mistake of law or for any loss the Fund suffers in connection with the performance of the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or negligence on the part of Firstar in the performance of its duties under the Administration Agreement.

     The Fund will pay Firstar a monthly fee at the annual rates of 0.06% of the Fund's average daily net assets up to $200 million, 0.05% of the next $500 million of average daily net

                                     -B-18-
assets, and 0.03% of average daily net assets in excess of $700 million, subject to the minimum annual fees described herein. For the fiscal year ending June 30, 2000, the Fund paid $206,814 in Administration Fees.

     In addition, the Fund has entered into a Fund Accounting Servicing Agreement with Firstar pursuant to which Firstar has agreed to maintain the financial accounts and records of the Fund and provide other accounting services to the Fund.

     Custodian.  Firstar acts as custodian of the securities and other assets of
     ---------
the Fund. As custodian, Firstar Bank-Milwaukee N.A. is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. The custodian's address is P.O. Box 701, Milwaukee, Wisconsin 53201.

     Transfer Agent.  Firstar Mutual Fund Services, LLC also serves as transfer
     --------------
agent and dividend disbursing agent for the Fund under a Shareholder Servicing Agent Agreement. As transfer and dividend disbursing agent, Firstar has agreed to (i) issue and redeem shares of the Fund, (ii) make dividend and other distributions to shareholders of the Fund, (iii) respond to correspondence from Fund shareholders and others relating to its duties, (iv) maintain shareholder accounts, and (v) make periodic reports to the Fund. Firstar's address is P.O. Box 701, Milwaukee, Wisconsin 53201.

INDEPENDENT PUBLIC ACCOUNTANTS

     Arthur Andersen LLP, 33 West Monroe Street, Chicago, Illinois 60603, audits and reports on the Fund's annual financial statements, reviews certain regulatory reports, and performs other professional accounting, auditing, tax, and advisory services when the Fund engages it to do so.

                                     -B-19-

FINANCIAL STATEMENTS

SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 2000

COMMON STOCKS -- 97.8%

COMMUNICATIONS & MEDIA -- 22.4%


Market
Shares   Company               Description                             Value
------   -------               -----------                             -----

250,000  Emmis Communications  A diversified media company with      10,343,750
         Corporation *<F20>    television and radio broadcasting
                               and publishing operations

300,000  Westwood One, Inc.    Provides over 150 news, sports,       10,237,500
                               music, talk, entertainment
                               programs, features, live events,
                               and 24-hour formats to more than
                               7,500 radio stations

250,000  Penton Media, Inc.    Diversified business media company     8,750,000
                               that publishes magazines and
                               electronic information products,
                               produces trade shows and
                               conferences, and provides marketing
                               and business development services

200,000  Pulitzer, Inc.        Engaged in newspaper publishing        8,437,500
                               and new media businesses

150,000  Meredith Corporation  Diversified media company involved     5,062,500
                               in magazine and book publishing and
                               television broadcasting

250,000  Journal Register      Publishes small metropolitan,          4,562,500
         Company *<F20>        suburban daily and suburban and
                               community non-daily newspapers
                               serving markets in New York,
                               Connecticut, Ohio, Pennsylvania,
                               Missouri and central New England

100,000  McClatchy Newspapers  Newspaper and internet publisher       3,312,500
         -- Class A            with 11 daily and 13 non-daily
                               newspapers along with local web
                               sites in each of its daily
                               newspaper markets. The company also
                               owns and operates other media-
                               related businesses

150,000  Hearst-Argyle         Owns and/or manages 26 network-        2,925,000
         Television,           affiliated television stations, and
         Inc. *<F20>           several radio stations throughout
                               the U.S.

50,000   Entercom              Radio Broadcasting group owning        2,437,500
         Communications        and/or operating 95 stations in 18
         Corporation *<F20>    markets

100,000  Lee Enterprises,      In the business of newspaper           2,331,250
         Inc.                  publishing and television
                               broadcasting

                                     -B-20-

120,000  Ackerly Group, Inc.   Media and entertainment company        1,410,000
                               consisting of four segments:
                               outdoor media, television
                               broadcasting, radio broadcasting
                               and sports and entertainment (owns
                               the Seattle Supersonics)

                                                                     59,810,000

CONSUMER PRODUCTS AND SERVICES -- 13.8%

250,000  Tootsie Roll          Engaged in the manufacture and         8,750,000
         Industries, Inc.      sale of candy for over 100 years.
                               Products include Tootsie Roll,
                               Charms, Blow Pops, Junior Mints,
                               Sugar Babies, Charleston Chews,
                               Sugar Daddys and others

300,000  Snap-on               Manufactures and distributes hand      7,987,500
                               tools, power tools, tool storage
                               products, diagnostic equipment,
                               shop equipment, and diagnostic
                               software and other services

50,000   Plantronics,          Provider of headsets to telephone
         Inc. *<F20>           companies and the business             5,775,000
                               community worldwide

200,000  Central Parking       Operates parking facilities in         4,735,852
         Corporation           40 states, the District of
                               Columbia, and several
                               international locations

150,000  Blyth Industries,     Designs, manufactures, markets         4,425,000
         Inc. *<F20>           and distributes a line of candles
                               and home fragrance products, and
                               markets a range of related candle
                               accessories and gift bags. Also
                               produces portable heating fuel
                               products

400,000  Consolidated          Engaged primarily in the               3,600,000
         Products, Inc.        ownership, operation and
                               franchising of Steak n Shake
                               restaurants. The company currently
                               operates 345 Steak n Shake
                               restaurants, including 52
                               franchised, and 11 specialty
                               restaurants, primarily Colorado
                               Steakhouses

100,000  ShopKo Stores, Inc.   Operates 327 retail stores in 22       1,537,500
                               states, primarily in the Midwest,
                               Western Mountain and Pacific
                               Northwest regions
                                                                     36,810,852

COMMERCIAL PRODUCTS AND SERVICES -- 12.4%

200,000  OM Group, Inc.        Produces and markets metal-based       8,800,000
                               specialty chemicals and powders
                               for diverse applications to a
                               variety of industries

180,000  Zebra Technologies    Provides bar code solutions to         7,976,250
         Corp. --              manufacturing and service entities
         Class A *<F20>        worldwide, for use in automatic
                               identification and data collection
                               systems

                                     -B-21-

100,000  Mineral               Resource and technology based          4,600,000
         Technologies, Inc.    organization that develops and
                               produces performance-enhancing
                               minerals, mineral-based and
                               synthetic mineral products for the
                               paper, steel, polymer and other
                               manufacturing industries on a
                               worldwide basis

130,000  Spartech              Producer of engineered                 3,510,000
         Corporation           thermoplastic materials, polymeric
                               compounds and molded and profile
                               products

100,000  Modine                Develops, manufactures, and            2,700,000
         Manufacturing Co.     markets heat exchangers and
                               systems for use in various original
                               equipment manufacturer applications
                               and for sale to the automotive
                               aftermarket and to a wide array of
                               building markets

60,000   Methode               Manufactures electronic                2,317,500
         Electronics,          components that connect, convey
         Inc. -- Class A       and control electrical energy,
                               signal and pulse, including
                               connectors, automotive components,
                               interconnect devices, printed
                               circuits, and current carrying
                               distribution systems

125,000  Communications        Engaged in the manufacture and         1,906,250
         Systems, Inc.         sale of modular connecting and
                               wiring devices for voice and data
                               communications

40,000   Andrew                A multinational supplier of            1,342,500
         Corporation *<F20>    communication products and
                               systems to worldwide commercial,
                               industrial, governmental and
                               military customers
                                                                     33,152,500

HEALTH CARE PRODUCTS & SERVICES -- 10.6%

140,000  Patterson Dental      Distributes dental products in         7,140,000
         Company *<F20>        North America to dentists, dental
                               laboratories, institutions and
                               other healthcare providers

185,000  Dentsply              Designs, develops, manufactures,       5,700,312
         International, Inc.   and markets dental consumable and
                               laboratory products, and dental
                               equipment

125,000  KV Pharmaceutical     Researches, develops,                  3,312,500
         Company --            manufactures, and markets
         Class A*<F20>         controlled release and tastemasked
                               forms of drug products and is a
                               leading marketer of technology
                               distinguished generic
                               pharmaceuticals

150,000  Young Innovations,    Designs, manufactures and              2,681,250
         Inc. *<F20>           markets single-use supplies,
                               autoclavable instruments and other
                               products used by dental
                               professionals

300,000  Hooper Holmes, Inc.   Provides medical and paramedical       2,400,000
                               examinations and related services
                               to life and health insurance
                               companies

                                     -B-22-

200,000  STERIS                Provider of infection prevention,      1,775,000
         Corporation *<F20>    contamination prevention, microbial
                               reduction, and surgical support
                               systems, products, services, and
                               technologies to health care,
                               scientific, research, food, and
                               industrial customers worldwide

100,000  Landauer, Inc.        Offers a service for measuring         1,556,250
                               the dosage of x-ray, gamma
                               radiation and other penetrating
                               ionizing radiations

25,000   Express Scripts,      As an independent pharmacy             1,553,125
         Inc. *<F20>           benefit manager and managed care
                               company, Express Scripts provides a
                               broad range of pharmacy benefit and
                               medical information management
                               services, as well as managed vision
                               care programs

200,000  Sterile Recoveries,   Provides hospitals and surgery         1,550,000
         Inc. *<F20>           centers with a comprehensive
                               surgical procedure-based delivery
                               and retrieval service for reusable
                               gowns, towels, etc. In addition,
                               provides disposable products
                               necessary for surgery

50,000   Brookdale Living      Provides senior and assisted             725,000
         Communities,          living services to the elderly
         Inc. *<F20>           through its facilities located in
                               urban and suburban areas of major
                               metropolitan markets

                                                                     28,393,437


BUSINESS SERVICES -- 9.2%

300,000  G & K Services, Inc.  Manufactures uniform garments          7,518,750
         -- Class A            and is a full service uniform
                               rental provider

250,000  Concord EFS,          Engaged in electronic                  6,500,000
         Inc. *<F20>           transaction authorization,
                               processing, settlement and
                               funds transfer services in
                               selected markets

300,000  Keane, Inc. *<F20>    Information technology                 6,487,500
                               consulting firm helping
                               companies plan, build, and
                               manage application software

100,000  ACNielsen             Global leader in delivering            2,200,000
         Corporation *<F20>    market research, information
                               and analysis to clients in the
                               manufacturing, retailing, service,
                               media, entertainment and internet
                               industries. Offers services in over
                               100 countries

100,000  Interim Services,     National provider of a range of        1,775,000
         Inc. *<F20>           customized staffing solutions to
                               business, professional and service
                               organizations, and government
                               agencies
                                                                     24,481,250

                                     -B-23-

FINANCIAL SERVICES -- 7.9%

225,000  Waddell & Reed        Underwrites and distributes a          7,382,813
         Financial, Inc.       portfolio of mutual funds as well
                               as variable annuities and life
                               insurance product

250,000  HCC Insurance         Principally engaged in                 4,718,750
         Holdings, Inc.        providing aviation, marine,
                               offshore energy, property, accident
                               and health, and lenders single
                               interest insurance and reinsurance
                               on a worldwide basis

126,250  First Midwest         The largest independent banking        2,935,313
         Bancorp, Inc.         company in the suburban Chicago
                               market

90,000   American Capital      Specialty finance company that         2,148,750
         Strategies, Ltd.      has been principally engaged in
                               arranging commercial loans to small
                               and medium sized business

75,000   ITLA Capital          Primarily engages in the               1,087,500
         Corporation *<F20>    origination of loans secured by
                               income producing real estate

50,000   Home Federal          Unitary savings and loan holding         825,000
         Bancorp               company for Home Federal Savings
                               Bank

25,000   Corus Bankshares,     Bank holding company for CORUS           660,937
         Inc.                  Bank, which provides financial
                               services through 11 bank branches
                               in the Chicago metropolitan area

50,000   Doral Financial       Bank holding company that                571,875
         Corporation           operates in the mortgage banking,
                               commercial banking and broker-
                               dealer businesses

27,500   Alliance Bancorp,     Registered savings and loan              452,031
         Inc.                  holding company engaged in the
                               business of providing financial
                               service products through its
                               wholly-owned subsidiary, Liberty
                               Federal Bank

15,000   Cass Commercial       Bank holding company for Cass            311,250
         Corporation           Bank and Trust Company, and
                               provides information services
                               through its Cass Information
                               Systems subsidiary
                                                                     21,094,219

DISTRIBUTOR -- 5.8%

90,000   CDW Computer          Sells MS-DOS/Microsoft Windows         5,625,000
         Centers, Inc.         and Apple/Macintosh based
                               microcomputer hardware and
                               peripherals including: desktop
                               computers, notebooks and laptops,
                               printing devices, video monitors,
                               networking products, software and
                               accessories

100,000  Fastenal Company      Sells and distributes industrial       5,062,500
                               supplies, grouped into eight
                               product lines, in North America

                                     -B-24-

200,000  MSC Industrial        A direct marketer of a full
         Direct Company,       line of industrial products
         Inc. *<F20>           intended to satisfy its customers'
                               maintenance, repair and operations     4,187,500
                               supplies requirements

100,000  Aviall,               Distributes and markets products         493,750
         Inc. *<F20>           new aviation parts of more than
                               180 manufacturers and distributes
                               approximately 90,000 items from
                               customer service centers in North
                               America, Europe and Asia-Pacific

                                                                     15,368,750

ENTERTAINMENT & LEISURE -- 5.6%

300,000  Championship Auto     Owns, operates, and markets            7,650,000
         Racing Teams,         North America's leading open-wheel
         Inc. *<F20>           motorsports series, the FedEx
                               Championship Series

175,000  International         A leading promoter of                  7,240,625
         Speedway              motorsports activities in the
         Corporation _         U.S. The company owns and/or
         Class A               operates 11 major motorsports
                               facilities
                                                                     14,890,625

MACHINERY -- INDUSTRIAL -- 5.1%

250,000  The Manitowoc         Designs and manufactures               6,687,500
         Company, Inc.         commercial ice machines and
                               refrigeration products, and cranes
                               and related products. Manitowoc
                               also engages in marine vessel
                               repair

100,000  IDEX Corporation      Manufactures industrial pumps          3,156,250
                               and related controls for use in
                               process applications, and
                               proprietary equipment that may
                               combine pumps or other devices into
                               products for industrial, commercial
                               and safety applications

80,000   Regal-Beloit          Manufactures a line of mechanical      1,285,000
         Corporation           products to control motion and
                               torque and electrical products such
                               as motors and generators

60,000   Kaydon Corporation    Designer and manufacturer of           1,260,000
                               custom-engineered products,
                               supplying a diverse group of
                               industrial, aerospace, medical and
                               electronic equipment, and
                               aftermarket customers

50,000   Robbins &             Designs, manufactures and              1,140,625
         Myers, Inc.           markets fluid handling products
                               and systems for the process
                               industry
                                                                     13,529,375

                                     -B-25-

TRANSPORTATION -- 5.0%

150,000  EGL, Inc. *<F20>      Provider of air freight                4,612,500
                               forwarding and other
                               transportation and logistics
                               services

200,000  Midwest Express       Operates single-class, premium         4,300,000
         Holdings,             service passenger jet airline
         Inc. *<F20>           that caters to business travelers
                               and serves selected major business
                               destinations throughout the U.S.
                               and Toronto from operations based
                               in Milwaukee, Omaha, and Kansas
                               City

70,000   C.H. Robinson         Global provider of multimodal          3,465,000
         Worldwide, Inc.       transportation services and
                               logistics through a network of 132
                               offices in N. America, S. America
                               and Europe

30,000   Atlas Air,            Air carrier that operates a            1,076,250
         Inc. *<F20>           fleet of 747 freighters under
                               long-term contracts. Atlas operates
                               scheduled flights on behalf of its
                               customer airlines to 101 cities in
                               46 countries
                                                                     13,453,750


      TOTAL COMMON STOCKS (Cost $222,018,890)                       260,984,758
      TOTAL INVESTMENTS (Cost $222,018,890) -- 97.8%                260,984,758
      OTHER ASSETS, LESS LIABILITIES -- 2.2%                          5,916,881
      TOTAL NET ASSETS -- 100.0%                                   $266,901,639

*<F20>  non-income producing

The accompanying notes to financial statements are an integral part of this schedule.

                                     -B-26-

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2000

ASSETS
Common stocks, at market value (cost:$222,018,890)               $260,984,758
Receivables
                Investments sold                                   10,554,175
                Capital shares sold                                    92,493
                Dividends                                             206,940
                Interest                                                5,603
Prepaid expenses and other assets                                      25,352
                                       TOTAL ASSETS              $271,869,321

LIABILITIES AND NET ASSETS
Capital shares redeemed                                             $ 473,948
Payables and accrued expenses
             Payable for securities purchased                       3,428,787
             Accrued expenses and other                               130,268
             liabilities
             Due to adviser                                           227,285
             Payable to bank                                          707,394
                        TOTAL                                       4,967,682

Net assets
Common stock, $.01 par value; 50,000,000 shares authorized,       235,503,565
  8,199,185 shares issued and outstanding, and paid-in capital
Accumulated undistributed net                                       2,096,968
  investment income
Accumulated undistributed net                                      (9,664,762)
  realized gain (loss) on investments
Net unrealized appreciation on                                     38,965,868
  investments
Total net assets                                                  266,901,639
Total liabilities and net assets                                 $271,869,321
Net asset value per share                                              $32.55

The accompanying notes to financial statements are an integral part of this schedule.

                                     -B-27-

STATEMENT OF OPERATIONS
For the year ended June 30, 2000

INCOME
   Interest                                                       $ 4,991,529
   Dividends                                                        2,220,275
                                                                    7,211,804

EXPENSES
 Management Fee                                                     3,597,288
 Transfer and disbursing agent fees                                   251,200
 Administration fee                                                   206,814
 Registration fees                                                    129,920
 Custodian fees                                                        86,985
 Printing and mailing fees                                             64,880
 Accounting fee                                                        64,125
 Legal fees                                                            26,630
 Audit fees                                                            14,098
 Other operating expenses                                              14,001
      Total expenses                                                4,455,941
      Net investment income                                         2,755,863

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized loss on investments                                (7,047,190)
   Net change in unrealized appreciation on investments            10,119,269
      Net gain on investments                                       3,072,079
      Net increase in net assets resulting from operations          5,827,942

The accompanying notes to financial statements are an integral part of this schedule.

                                     -B-28-

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended June 30, 2000 and June 30, 1999

                                               June 30, 2000   June 30, 1999
OPERATIONS:
Net investment income                           $ 2,755,863     $ 4,174,483
Net realized gain (loss) on investments          (7,047,190)     (2,617,572)
Net change in unrealized appreciation on         10,119,269       8,200,699
  investments
Net increase in net assets resulting from         5,827,942       9,757,610
  operations

DISTRIBUTIONS TO SHAREHOLDERS:
     Distributions from net investment income    (4,695,205)       (208,192)
     Distributions from net capital gains                --      (8,674,266)
            Total distributions                  (4,695,205)     (8,882,458)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued (6,386,940 and      198,662,421     397,728,851
  12,897,111 shares, respectively)
Increase in shares issued for reinvested          4,558,950       8,683,476
  distributions (140,234 and 282,573 shares,
  respectively)
Cost of shares redeemed (11,486,097 and        (355,636,957)    (84,060,191)
  2,741,427 shares, respectively)
Net increase (decrease) in net assets derived  (152,415,586)    322,352,136
  from capital share transactions
Net increase (decrease) in net assets          (151,282,849)    323,227,288
NET ASSETS AT BEGINNING OF PERIOD               418,184,488      94,957,200
NET ASSETS AT END OF PERIOD (including         $266,901,639    $418,184,488
  accumulated undistributed net investment income of $2,096,968 and $3,739,321, respectively)

The accompanying notes to financial statements are an integral part of this schedule.

                                     -B-29-

FINANCIAL HIGHLIGHTS

Condensed financial information per share of capital stock outstanding throughout the period is presented below:

                                                                                Year ended June 30,
                                                        -------------------------------------------------------------------
                                                          2000           1999           1998           1997           1996
                                                        -------        -------        -------        -------        -------
NET ASSET VALUE AT BEGINNING OF YEAR                    $ 31.78        $ 34.91        $ 27.53        $ 24.33        $ 20.17
Income from investment operations:
   Net investment income (loss)                            0.34           0.40           0.16          (0.03)         (0.05)
   Net realized and unrealized gain
     (loss) on investments                                 0.82          (2.25)          8.71           3.82           5.55

          Total from investment operations                 1.16          (1.85)          8.87           3.79           5.50

Less distribution:
   Dividends from net investment income                   (0.39)         (0.03)          0.00           0.00           0.00
   Distributions from net capital gains                    0.00          (1.25)         (1.49)         (0.59)         (1.34)
          Total distributions                             (0.39)         (1.28)         (1.49)         (0.59)         (1.34)

NET ASSET VALUE AT END OF YEAR                           $32.55        $ 31.78        $ 34.91        $ 27.53        $ 24.33

Total return                                               3.7%         (5.2)%          33.2%          15.8%          28.3%

Ratios/Supplemental Data:
   Net assets at end of year (in thousands)            $266,902       $418,184        $94,957        $42,121        $28,981
   Ratio of expenses to average net assets                 1.2%           1.2%           1.3%           1.4%           1.5%
   Ratio of net investment income (loss)
   to average net assets                                   0.8%           1.8%           0.2%         (0.4)%         (0.3)%
   Portfolio turnover rate                                29.4%          19.8%          49.8%          41.0%          45.6%

The accompanying notes to financial statements are an integral part of this schedule.

                                     -B-30-

NOTES TO FINANCIAL STATEMENTS
June 30, 2000

(1)  SIGNIFICANT ACCOUNTING POLICIES:

Fasciano Fund, Inc. (the "Fund"), a Maryland corporation, commenced operations on August 1, 1987 as a private investment company. On June 30, 1988, the Fund registered with the Securities and Exchange Commission as a diversified open-end management investment company under the Investment Company Act of 1940 and began offering its shares to the public on November 10, 1988. The primary objective of the Fund is long-term capital growth. The fiscal year end of the Fund is June
30. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

(a)  Investment and shareholder transactions are recorded on a trade date basis.

(b) Each security traded on a national securities exchange or traded over the counter and quoted on the Nasdaq National Market will be valued at the last sale price on the day of valuation. Securities for which there was no sale on the day of valuation will be valued at the current bid prices. Each money market instrument having a maturity of 60 days or less from the date of purchase is valued on an amortized cost basis, which approximates market value. Other assets and securities will be valued at a fair value, as determined in good faith by the Board of Directors.

(c) Dividends are recognized as income on the ex-dividend date. Interest income and operating expenses are recorded on the accrual basis.

(d) The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(e) The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. To the extent that these book and tax differences are permanent in nature, such amounts are reclassified among fund shares issued and outstanding, accumulated undistributed net realized gains on investments and accumulated undistributed net investment income. Accordingly, at June 30, 2000, reclassifications were recorded to increase accumulated undistributed net investment income by $282,496, decrease accumulated net realized gains on investments by $55,741, and decrease fund shares issued and outstanding by $226,755.

(2)  RELATED PARTIES:

Michael F. Fasciano is an officer and director of the Fund and also an officer, director and sole shareholder of the investment adviser, Fasciano Company, Inc. Mr. Fasciano held 20,658 shares or 0.2% of the outstanding common stock of the Fund at June 30, 2000.

                                    -B-31-

The non-affiliated directors receive a fee of $2,000 annually. The management fee was paid to Fasciano Company, Inc. for its services as investment adviser. This fee is paid monthly at the rate of 1/12 of 1% (an annual rate of 1.0%) of the average daily net asset value of the Fund.

Total annual operating expenses of the Fund shall not exceed 2% of average net assets, and the adviser has agreed to pay any excess operating expenses or to reimburse the Fund for any sums expended for such expenses in excess of that amount. For this purpose, brokers' commissions and other charges relative to the purchase and sale of portfolio securities, interest charges, taxes and litigation and other extraordinary expense shall not be regarded as operating expenses.

(3)  INVESTMENTS:

During the year ended June 30, 2000, purchases of securities other than short-term investments were $106,565,164. Sales of such securities for that period were $78,078,049.

For Federal income tax purposes, the cost of investments at June 30, 2000 was $222,397,262. At June 30, 2000, on a tax basis, gross unrealized appreciation of investments was $59,911,150 and gross unrealized depreciation of investments was $21,323,654.

(4)  INCOME TAXES:

No provision for federal income taxes has been made. The Fund has complied to date with the provisions of the Internal Revenue Code and intends to distribute substantially all of its net investment income and net realized capital gains in order to avoid payment of all future federal income taxes.

(5)  DISTRIBUTIONS TO SHAREHOLDERS:

On December 29, 1999, the Fund distributed net investment income of $0.39 per share.

                                    -B-32-

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of Fasciano Fund, Inc. We have audited the accompanying statement of assets and liabilities of FASCIANO FUND, INC. (a Maryland corporation), including the schedule of portfolio investments, as of June 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers, and when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fasciano Fund, Inc. as of June 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP
Chicago, Illinois
July 31, 2000

                                    -B-33-

                                    APPENDIX
                                    --------

                          DESCRIPTION OF BOND RATINGS

A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Fund's investment adviser believes that the quality of debt securities in which the Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of ratings Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P") use.

Ratings by Moody's

Aaa--Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." A large or an exceptionally stable margin protects interest payments and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

Aa--Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa bonds.

A--Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                    -B-34-

Ba--Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

S&P Ratings

AAA--Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

AA--Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

BB--B--CCC--CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, large uncertainties or major risk exposures to adverse conditions outweigh these characteristics.

                                    -B-35-

                            PART C OTHER INFORMATION

Item 23.                Exhibits
                        --------




      (a)           Restated articles of incorporation7<F7>
      (b)           Bylaws8<F8>
      (c)           Form of common stock certificate1<F1>
      (d)           Investment advisory agreement with Fasciano
                    Company, Inc.9<F9>
      (e)           None
      (f)           None
      (g) Custody agreement with Firstar Mutual Fund Services, LLC (formerly Firstar Trust Company, formerly First Wisconsin Trust Company)10<F10>
      (h)(i) Shareholder servicing agreement with Firstar Mutual Fund Services, LLC (formerly Firstar Trust Company, formerly First Wisconsin Trust Company)11<F11>
      (h)(ii) Accounting Services Agreement with Firstar Mutual Fund Services, LLC (formerly Firstar Trust Company)12<F12>
      (i)           Opinion and Consent of Bell, Boyd & Lloyd LLC
      (j)           Consent of independent public accountants
      (k)           None
      (l)(i)        Initial 1987 Subscription Agreement for
                    Individuals2<F2>

      (l)(ii)       Initial 1987 Subscription Agreement for
                    Corporations,3<F3> Trusts and Partnerships
      (l)(iii)      Initial 1988 Subscription Agreement4<F4>
      (l)(iv)       Second 1988 Subscription Agreement5<F5>
      (l)(v)        Third 1988 form of Subscription Agreement6<F6>
      (m)           None
      (n)           None
      (p)           Code of Ethics



1<F1> Incorporated by reference to exhibit 99.B4 filed with pre-effective amendment No. 2 to registrant's registration statement on form N-1A, No. 33-23997 (the "Registration Statement") filed on November 8, 1988.
2<F2> Incorporated by reference to exhibit 99.B13A filed with post-effective amendment no. 6 to the Registration Statement, filed on October 27, 1994.
3<F3> Incorporated by reference to exhibit 99.B13B filed with post-effective amendment no. 6 to the Registration Statement, filed on October 27, 1994.
4<F4> Incorporated by reference to exhibit 99.B13C filed with post-effective amendment no. 6 to the Registration Statement, filed on October 27, 1994.
5<F5> Incorporated by reference to exhibit 99.B13D filed with post-effective amendment no. 6 to the Registration Statement, filed on October 27, 1994.
6<F6> Incorporated by reference to exhibit 99.B13E filed with post-effective amendment no. 6 to the Registration Statement, filed on October 27, 1994.
7<F7> Incorporated by reference to exhibit 99.B1 filed with post-effective amendment no. 8 to the Registration Statement, filed on October 31, 1996.
8<F8> Incorporated by reference to exhibit 99.B2 filed with post-effective amendment no. 8 to the Registration Statement, filed on October 31, 1996.
9<F9> Incorporated by reference to exhibit 99.B5 filed with post-effective amendment no. 8 to the Registration Statement, filed on October 31, 1996.
10<F10> Incorporated by reference to exhibit 99.B8 filed with post-effective amendment no. 8 to the Registration Statement, filed on October 31, 1996.
11<F11> Incorporated by reference to exhibit 99.B9A filed with post-effective amendment no. 8 to the Registration Statement, filed on October 31, 1996.
12<F12> Incorporated by reference to exhibit 99.B9B filed with post-effective amendment no. 8 to the Registration Statement, filed on October 31, 1996.


                                     -C-2-

Item 24.  Persons Controlled By or Under Common Control with Registrant
          -------------------------------------------------------------

          The registrant does not consider that there are any persons directly or indirectly controlling, controlled by, or under common control with, the registrant within the meaning of this item. The information in the prospectus under the caption "Management of the Fund" and in the Statement of Additional Information under the caption "Management" is incorporated by reference.

Item 25.  Indemnification
          ---------------

          Section 2-418 of the General Corporation Law of Maryland authorizes the registrant to indemnify its directors and officers under specified circumstances. Article Ninth of the Charter of the registrant (exhibit 1 to this amendment, which is incorporated herein by reference) provides in effect that the registrant shall provide certain indemnification of its directors and officers. In accordance with section 17(h) of the Investment Company Act, this provision of the charter shall not protect any person against any liability to the registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser
          ----------------------------------------------------


          The information in the prospectus under the caption "Management of the Fund" is incorporated by reference. Except as noted therein, neither Fasciano Company, Inc., nor any of its directors or officers, has at any time during the past two years been engaged in any other business, profession, vocation or employment of a substantial nature either for its or his own account or in the capacity of director, officer, employee, partner or trustee.


Item 27.  Principal Underwriters
          ----------------------

          (a)  None
          (b)  None
          (c)  None

                                     -C-3-

Item 28.  Location of Accounts and Records
          --------------------------------

          Michael F. Fasciano
          President
          Fasciano Fund, Inc.
          190 S. LaSalle St., Suite 2800
          Chicago, Illinois  60603

Item 29.  Management Services
          -------------------

          None

Item 30.  Undertakings
          ------------

          Not applicable

                                     -C-4-

                                   SIGNATURES


          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Chicago, State of Illinois on November 1, 2000.


                                FASCIANO FUND, INC.

                                By /s/ Michael F. Fasciano
                                   --------------------------------
                                     Michael F. Fasciano, President


          Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated.


      Name                                Title                    Date
      ----                                -----                    ----

/s/ Michael F. Fasciano       Director, President and     )
-----------------------         Treasurer (principal      )
 Michael F. Fasciano            executive,  financial and )
                                accounting officer)       )
                                                          )

/s/ David R. Long             Director                    ) November 1, 2000
-----------------------                                   )
 David R. Long                                            )

                                                          )
/s/ Mark B. Mandich           Director                    )
-----------------------                                   )
 Mark B. Mandich

                  INDEX OF EXHIBITS FILED WITH THIS AMENDMENT
                  -------------------------------------------

Exhibit
Number      Exhibit
------      -------

 (i)        Opinion and Consent of Bell, Boyd & Lloyd LLC
 (j)        Consent of independent public accountants
 (p)        Code of Ethics